UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2014
Date of Report (date of earliest event reported)

Nanometrics Incorporated
(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1550 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices)
Registrant's telephone number, including area code: (408) 545-6000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.
On October 28, 2014, Nanometrics Incorporated issued a press release announcing financial results for its fiscal third quarter ended September 27, 2014. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 27, 2014, Bruce Crawford announced that he will retire from his position as Chief Operating Officer of Nanometrics Incorporated, effective December 26, 2014. Mr. Crawford and Nanometrics have entered into a separation agreement pursuant to which Mr. Crawford's employment with Nanometrics would terminate on December 26, 2014. Mr. Crawford will continue to perform his regular duties, and will remain as Nanometrics' Chief Operating Officer unless and until his responsibilities are focused on transition matters only.
Under the terms of the separation agreement Mr. Crawford will continue to receive his current compensation until the earlier of December 26, 2014, or a change of his responsibilities, except that Mr. Crawford will not participate in Nanometrics' 2014 executive performance bonus plan but rather will receive a transition bonus in an amount to be determined by the compensation committee, not to exceed $100,000, based on performance objectives. In addition, following the separation date Mr. Crawford will be entitled to receive a severance bonus payment in the amount of $156,000. The payment of the transition bonus and severance bonus payment is conditioned upon Mr. Crawford signing a general release in favor of Nanometrics.
Pursuant to the separation agreement, prior to the separation date Nanometrics and Mr. Crawford will enter into a consulting agreement pursuant to which Mr. Crawford will provide consulting services to Nanometrics on a per hour basis from the separation date through March 31, 2015.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated October 28, 2014, reporting financial results for its third quarter of fiscal 2014.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2014	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated October 28, 2014, reporting financial results for its third quarter of fiscal 2014.